UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2015

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2015, United Parcel Service, Inc. (“UPS”) announced the following:

•
Kurt P. Kuehn notified UPS on April 27, 2015 that he will retire as UPS’s Senior Vice President and Chief Financial and Compliance Officer effective July 1, 2015. Mr. Kuehn is expected to remain employed with UPS through September 30, 2015 to assist with the transition to the Company’s next Chief Financial Officer.

•
On April 27, 2015, Richard Peretz was appointed as UPS’s Chief Financial Officer effective July 1, 2015. Mr. Peretz currently serves as UPS’s Vice President, Corporate Controller and Treasurer and will continue serving in that role until assuming the role of Chief Financial Officer on July 1, 2015.

Mr. Peretz, 53, has served in several operational and corporate leadership positions within the Finance staff since joining the company in 1981. He was named Corporate Controller in 2013, and expanded his role to include Corporate Treasurer in 2014. He currently has responsibility for financial reports and plans, tax, general accounting, treasury, investments and mergers and acquisitions across all UPS business units. He served as Corporate Finance Vice President from 2007 to 2013, where he oversaw a broad range of finance staff areas. Mr. Peretz also served as the Company’s International Chief Financial Officer from 2003 to 2007.
Other than standard compensation arrangements, there are no arrangements or understandings between Mr. Peretz and any other person pursuant to which Mr. Peretz was selected as Chief Financial Officer. Mr. Peretz is not a party to any transaction with UPS that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
The press release issued on April 28, 2015 announcing the retirement and appointment that are disclosed above is included as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release issued April 28, 2015
The information in Items 7.01 and 9.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of UPS under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date: April 29, 2015	By:	/s/ Teri P. McClure
Teri P. McClure
Chief Legal Officer and Senior Vice President, Human Resources